Supplement Dated August 31, 2012 to the

Summary Prospectuses

LORD ABBETT AFFILIATED FUND	LORD ABBETT MUNICIPAL INCOME FUND
Lord Abbett AMT Free Municipal Bond Fund
LORD ABBETT BOND DEBENTURE FUND	Lord Abbett California Tax Free Fund
Lord Abbett High Yield Municipal Bond Fund
LORD ABBETT DEVELOPING GROWTH FUND	Lord Abbett Intermediate Tax Free Fund
Lord Abbett National Tax Free Fund
LORD ABBETT GLOBAL FUND	Lord Abbett New Jersey Tax Free Fund
Lord Abbett Emerging Markets Currency Fund	Lord Abbett New York Tax Free Fund
Lord Abbett Global Allocation Fund	Lord Abbett Short Duration Tax Free Fund

LORD ABBETT MID CAP STOCK FUND	LORD ABBETT RESEARCH FUND
Lord Abbett Capital Structure Fund
Lord Abbett Classic Stock Fund
Lord Abbett Growth Opportunities Fund
Lord Abbett Small Cap Value Fund

LORD ABBETT U.S. GOVERNMENT &
GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

You should read this supplement in conjunction with your Fund’s summary prospectus, which lists the specific share classes that your Fund offers (which may not include both of the share classes shown below). Effective October 1, 2012, the following table replaces the corresponding table in the section of the summary prospectus titled “Purchase and Sale of Fund Shares” with respect to Class A and Class C shares only.

Investment Minimums — Initial/Additional Investments
Class	A and C
General	$1,000/No minimum
IRAs, SIMPLE and SEP Accounts without Invest-A-Matic Investments	$1,000/No minimum
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum
Invest-A-Matic Accounts	$250/$50
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum

Please retain this document for your future reference.